                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Bank of Boston Corporation (the "Corporation"), does hereby appoint Charles K. Gifford, William M. Crozier, Jr., Henrique de Campos Meirelles, William J. Shea, Kathleen
M. McGillycuddy, Robert T. Jefferson and Gary A. Spiess, and each of them severally, or if more than one acts, a majority of them, his or her true and lawful attorneys or attorney to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Corporation, the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission (the "Commission") with respect to the shares of the Corporation's Common Stock, par value $1.50 per share, to be issued pursuant to the Corporation's 1996 Long-Term Incentive Plan, and any and all amendments to said Registration Statement and all instruments necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of said attorneys and each of them.

                SIGNATURE                               TITLE                                DATE
                ---------                               -----                                ----

/s/ CHARLES K. GIFFORD                      Chief Executive Officer                    December 30, 1996
----------------------------------          and Director (Chief
   (Charles K. Gifford)                     Executive Officer)


/s/ WILLIAM M. CROZIER, JR.                 Chairman of the Board of                   December 30, 1996
----------------------------------          Directors and Director
   (William M. Crozier, Jr.)


/s/ HENRIQUE D. MEIRELLES                   President and Chief                        December 30, 1996
----------------------------------          Operating Officer and
   (Henrique D. Meirelles)                  Director


  /s/ WILLIAM J. SHEA                       Vice Chairman, Chief                       December 30, 1996
----------------------------------          Financial Officer and
     (William J. Shea)                      Treasurer (Chief
                                            Financial Officer)


/s/ ROBERT T. JEFFERSON                     Comptroller (Chief                         December 30, 1996
----------------------------------          Accounting Officer)
   (Robert T. Jefferson)

             SIGNATURE                      TITLE                   DATE
             ---------                      -----                   ----

/s/ WAYNE A. BUDD                          Director           December 30, 1996
----------------------------------
   (Wayne A. Budd)

/s/ JOHN A. CERVIERI JR.                   Director           December 30, 1996
----------------------------------
   (John A. Cervieri Jr.)

/s/ WILLIAM F. CONNELL                     Director           December 30, 1996
----------------------------------
   (William F. Connell)

/s/ GARY L. COUNTRYMAN                     Director           December 30, 1996
----------------------------------
   (Gary L. Countryman)

/s/ ALICE F. EMERSON                       Director           December 30, 1996
----------------------------------
   (Alice F. Emerson)

/s/ THOMAS J. MAY                          Director           December 30, 1996
----------------------------------
   (Thomas J. May)

                                           Director           December   , 1996
----------------------------------
   (Donald F. McHenry)

/s/ PAUL C. O'BRIEN                        Director           December 30, 1996
----------------------------------
   (Paul C. O'Brien)

/s/ THOMAS R. PIPER                        Director           December 30, 1996
----------------------------------
   (Thomas R. Piper)

/s/ JOHN W. ROWE                           Director           December 30, 1996
----------------------------------
   (John W. Rowe)

/s/ RICHARD A. SMITH                       Director           December 30, 1996
----------------------------------
   (Richard A. Smith)

/s/ GLENN P. STREHLE                       Director           December 30, 1996
----------------------------------
   (Glenn P. Strehle)

                                           Director           December   , 1996
----------------------------------
   (William C. Van Faasen)

/s/ THOMAS B. WHEELER                      Director           December 30, 1996
----------------------------------
   (Thomas B. Wheeler)

                                           Director           December   , 1996
----------------------------------
   (Alfred M. Zeien)